UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                  CURENT REPORT

     Pursuant  to  Section  13  OR  15(d) of the Securities Exchange Act of 1934

                                  June 24, 2003
                Date of Report (Date of earliest reported event)

                          Sentry Technology Corporation
             (Exact name of registrant as specified in its chapter)

           Delaware                   1-12727            96-11-3349733
(State  or  other                (Commission              (IRS  Employer
jurisdiction  of                 File  Number)            Identification
incorporation)                              number)

          350  Wireless  Boulevard,  Hauppauge,  New  York        11743
      (Address  of  principal  executive  offices)            (Zip  Code)

                                  631-232-2100
               Registrant's telephone number, including area code


                                      None
         (Former name or former address, if changed since last report )



                INFORMATION  TO  BE  INCLUDED  IN  THE  REPORT


Item  5.  Other  Events.

      On June 23, 2003, Sentry Technology Corporation ("Sentry" or the "Company") announced the postponement and restructuring of approximately $1,100,000 of its supplier debt as part of a comprehensive plan to restructure the Company. Creditors participating in the plan will be paid 10 cents on the dollar over three years beginning January 2004 and will also receive two shares of unregistered Sentry common stock per dollar of debt.

     A copy of the Company's News Release is filed as an exhibit to this report and is incorporated in this report by reference.


Item  7.  Financial  Statements  and  Exhibits.

Exhibit  99.1          Company  News  Release  dated  June  23,  2003



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Sentry  Technology  Corporation

Date:  6/24/03                        /s/  Peter  J.  Mundy
                                     -----------------------------------
                                      Peter J. Mundy,  VP  and  CFO




EXHIBIT  INDEX

99.1     Company  News  Release  dated  June  23,  2003.

                             [GRAPHIC  OMITED]

                             [GRAPHIC  OMITED]



                            News  Release



FOR  IMMEDIATE  RELEASE                      CONTACT:     Peter  Murdoch
-----------------------                                   President  &  CEO
                                                          (631)  232-2100



                  SENTRY TECHNOLOGY RESTRUCTURES SUPPLIER DEBT

          Hauppauge, New York, June 23, 2003 -- Sentry Technology Corporation (OTC Bulletin Board: SKVY) announced today, the restructuring and postponement of approximately $1,100,000 of its supplier debt as part of a comprehensive plan to restructure the Company. Creditors participating in the plan will be paid 10 cents on the dollar over three years beginning January 2004. They will also receive two shares of unregistered Sentry common stock per dollar of debt.

          "The restructuring of approximately 75% of past due supplier debt is one of several steps being taken to improve our balance sheet," said Peter L. Murdoch, President and CEO of Sentry Technology Corporation. "We greatly appreciate the support and assistance of our suppliers and we anticipate their partnership in Sentry's future will be rewarded through an increase in the value of the Company."

          Sentry Technology Corporation designs, manufactures, sells and installs a complete line of Radio Frequency (RF) and Electro-Magnetic (EM) EAS systems and Closed Circuit Television (CCTV) solutions. The CCTV product line features SentryVision SmartTrack, a proprietary, patented traveling Surveillance System. The company's products are used by retailers to deter shoplifting and internal theft and by industrial and institutional customers to protect assets and people. The Company's partnership with Dialoc ID Holdings BV expands the Company's product offering to include RFID and proximity Access Control solutions. For further information please visit our website at www.sentrytechnology.com.

                                       ###

          This press release may include information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include those matters disclosed in the Company's Securities and Exchange Commission filings.